SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2004

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-50414                  52-2208264
          --------                    ---------                  ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

            20425 Seneca Meadows Parkway, Germantown, Maryland 20876
            --------------------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

      On October 15, 2004, GlaxoSmithKline ("GSK") notified Advancis Pharmaceutical Corporation (the "Company") of its intent to terminate the Development and License Agreement between the Company and GSK dated July 18, 2003 (the "GSK Agreement"). The Company and GSK entered into the GSK Agreement to utilize the Company's patents and proprietary PULSYS(TM) technology with GSK's Augmentin(R) products. GSK's termination was for convenience and pursuant to the terms of the GSK Agreement and will be effective December 15, 2004. To date, the Company has received a non-refundable $5 million payment upon the signing of the GSK Agreement and a subsequent non-refundable $3 million milestone payment recognized in the fourth quarter of 2003.

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

      On October 19, 2004, the Company issued a press release announcing its financial results for the three months ended September 30, 2004 and the termination of the Company's collaboration with GSK. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01. Other Events.

      The Company and Par Pharmaceutical Companies, Inc. ("Par") have entered into a Supply, Distribution and Marketing Agreement dated September 4, 2003 (the "Par Agreement"), pursuant to which Par has been granted a license to the distribution and marketing rights of the Company's generic formulation of Abbott's Biaxin(R) XL (extended release clarithromycin). The Company conducted bioequivalence studies on two revised formulations of its generic product, with both formulations failing to achieve bioequivalence. The Company has concluded that due to the non-core nature of the product, the expense involved in the development of additional formulations, the continued redirection of Company resources required to pursue the product and the reduced market potential given the emergence of competing products, it will discontinue further development on the product. The Company and Par are currently in discussions regarding the status of the Par Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit      Description
      -------      -----------

      99.1         Press Release issued October 19, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION

Date: October 19, 2004                       By: /s/ Steven A. Shallcross
                                                 -------------------------------
                                                 Steven A. Shallcross
                                                 Senior Vice President and Chief
                                                   Financial Officer